Advisors Disciplined Trust 1772

                          Supplement to the Prospectus

     As part of a merger transaction, Computer Sciences Corporation (NYSE: CSC) shareholders have received shares of DXC Technology Company (NYSE: DXC) in exchange for their Computer Sciences Corporation shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Aerospace/Defense Opportunities Portfolio, Series 2017-1 now includes shares of DXC Technology Company and no longer includes shares of Computer Sciences Corporation.

     Supplement Dated:  April 3, 2017











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